THE ADVISORS' INNER CIRCLE FUND
                                 (THE "TRUST")

                    AT DISCIPLINED EQUITY FUND (THE "FUND")

                       SUPPLEMENT DATED SEPTEMBER 6, 2013
                                     TO THE
         PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")
                            DATED SEPTEMBER 5, 2013

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

The Fund is a newly organized series of the Trust that has been created in connection with the proposed acquisition of the assets and liabilities of the Invesco Disciplined Equity Fund, a series of AIM Equity Funds (Invesco Equity Funds).

It is anticipated that at a shareholder meeting scheduled to be held on October 17, 2013, the shareholders of the Invesco Disciplined Equity Fund will be asked to approve a proposed agreement and plan of reorganization that provides for (a) the acquisition of all of the assets and assumption of all of the liabilities of the Invesco Disciplined Equity Fund by the Fund in exchange for Institutional Class shares of the Fund; (b) the distribution of such shares to the shareholders of the Invesco Disciplined Equity Fund; and (c) the liquidation and termination of the Invesco Disciplined Equity Fund (the "Reorganization").

If the Reorganization is approved by the Invesco Disciplined Equity Fund's shareholders, for purposes of the Reorganization, the Invesco Disciplined Equity Fund will be considered the accounting survivor, and accordingly, certain financial highlights and other information relating to the Invesco Disciplined Equity Fund have been included in the attached Prospectus and presented as if the Reorganization has been consummated. However, as of the date of the Prospectus and SAI, the Reorganization has not yet been approved by shareholders of the Invesco Disciplined Equity Fund and has not occurred.

This supplement will be effective until the effective date of the Reorganization, which is currently scheduled to occur on or about November 4, 2013. The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund, nor is it a solicitation of any proxy.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.